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                                                                  EXHIBIT 10.12

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                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                                  STENTOR, INC.

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                                TABLE OF CONTENTS

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
1    ACCOUNTING AND OTHER TERMS...........................................................    1

2    LOAN AND TERMS OF PAYMENT............................................................    1
     2.1      Credit Extensions...........................................................    1
     2.2      Interest Rate, Payments.....................................................    2
     2.3      Fees........................................................................    4

3    CONDITIONS OF LOANS..................................................................    4
     3.1      Conditions Precedent to Initial Credit Extension............................    4
     3.2      Conditions Precedent to all Credit Extensions...............................    4

4    CREATION OF SECURITY INTEREST........................................................    5
     4.1      Grant of Security Interest..................................................    5
     4.2      Authorization to File.......................................................    5

5    REPRESENTATIONS AND WARRANTIES.......................................................    5
     5.1      Due Organization and Authorization..........................................    5
     5.2      Collateral..................................................................    5
     5.3      Litigation..................................................................    6
     5.4      No Material Adverse Change in Financial Statements..........................    6
     5.5      Solvency....................................................................    6
     5.6      Regulatory Compliance.......................................................    6
     5.7      Subsidiaries................................................................    6
     5.8      Full Disclosure.............................................................    6

6    AFFIRMATIVE COVENANTS................................................................    7
     6.1      Government Compliance.......................................................    7
     6.2      Financial Statements, Reports, Certificates.................................    7
     6.3      Inventory; Returns..........................................................    8
     6.4      Taxes.......................................................................    8
     6.5      Insurance...................................................................    8
     6.6      Primary Accounts............................................................    8
     6.7      Financial Covenants.........................................................    8
     6.8      Further Assurances..........................................................    8

7    NEGATIVE COVENANTS...................................................................    9
     7.1      Dispositions................................................................    9
     7.2      Changes in Business, Ownership, Management or Business Locations............    9
     7.3      Mergers or Acquisitions.....................................................    9
     7.4      Indebtedness................................................................    9
     7.5      Encumbrance.................................................................    9
     7.6      Distributions; Investments..................................................    9
     7.7      Transactions with Affiliates................................................   10
     7.8      Subordinated Debt...........................................................   10
     7.9      Compliance..................................................................   10

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
8    EVENTS OF DEFAULT....................................................................   10
     8.1      Payment Default.............................................................   10
     8.2      Covenant Default............................................................   10
     8.3      Material Adverse Change.....................................................   11
     8.4      Attachment..................................................................   11
     8.5      Insolvency..................................................................   11
     8.6      Other Agreements............................................................   11
     8.7      Judgments...................................................................   11
     8.8      Misrepresentations..........................................................   11

9    BANK'S RIGHTS AND REMEDIES...........................................................   11
     9.1      Rights and Remedies.........................................................   12
     9.2      Power of Attorney...........................................................   12
     9.3      Accounts Collection.........................................................   13
     9.4      Bank Expenses...............................................................   13
     9.5      Bank's Liability for Collateral.............................................   13
     9.6      Remedies Cumulative.........................................................   13
     9.7      Demand Waiver...............................................................   13

10   NOTICES..............................................................................   13

11   CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER...........................................   14

12   GENERAL PROVISIONS...................................................................   14
     12.1     Successors and Assigns......................................................   14
     12.2     Indemnification.............................................................   14
     12.3     Time of Essence.............................................................   14
     12.4     Severability of Provision...................................................   14
     12.5     Amendments in Writing, Integration..........................................   14
     12.6     Counterparts................................................................   15
     12.7     Survival....................................................................   15
     12.8     Confidentiality.............................................................   15
     12.9     Attorneys' Fees, Costs and Expenses.........................................   15

13   DEFINITIONS..........................................................................   15
     13.1     Definitions.................................................................   15

                                                                   EXHIBIT 10.12

      THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Agreement") dated December 13, 2004, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and STENTOR, INC. ("Borrower"), whose address is 5000 Marina Blvd., Suite 100, Brisbane, California 94005-1811, provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. This Agreement amends and restates in its entirety the Loan and Security Agreement by and between the parties hereto dated January 10, 2001, as the same has been modified from time to time (the "Original Loan Agreement"). The parties agree as follows:

1     ACCOUNTING AND OTHER TERMS

      Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document.

2     LOAN AND TERMS OF PAYMENT

2.1   CREDIT EXTENSIONS.

      Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1 EQUIPMENT FACILITY.

      (a) Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time prior to the Commitment Termination Date, equipment advances (each an "Equipment Advance" and collectively the "Equipment Advances") in an aggregate amount not to exceed the Committed Equipment Line. When repaid, the Equipment Advances may not be re-borrowed. The proceeds of the Equipment Advances will be used solely to reimburse Borrower for the purchase of Eligible Equipment purchased within 120 days of the Equipment Advance. Each Equipment Advance shall be considered a promissory note evidencing the amounts due hereunder for all purposes. Bank's obligation to lend hereunder shall terminate on the earlier of (i) the occurrence and continuance of an Event of Default, or (ii) the Commitment Termination Date. For purposes of this Section, there shall be no more than six (6) Equipment Advances, and the minimum amount of each Equipment Advance is $200,000. Not more than $1,500,000 of the Equipment Advances may be used to finance the purchase of Eligible Equipment which is not located in the United States.

      (b) To obtain an Equipment Advance, Borrower will deliver to Bank a completed Loan Supplement signed by a Responsible Officer or his or her designee, copies of invoices for the Financed Equipment and such additional information as Bank may request at least five (5) Business Days before the proposed Funding Date. On each Funding Date, Bank will specify in the Loan Supplement for each Equipment Advance, the Basic Rate, the Loan Factor, and the Payment Dates. If Borrower satisfies the conditions of each Equipment Advance specified herein, Bank will disburse such Equipment Advance by internal transfer to Borrower's deposit account with Bank. Each Equipment Advance may not exceed 100% of the Original Stated Cost.

      (c) Bank's obligation to lend the undisbursed portion of the Committed Equipment Line will terminate if, in Bank's sole discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospects of Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.

      (d) Term loans previously advanced by Bank to Borrower pursuant to the Original Loan Agreement are set forth on Schedule 2.1.1 attached hereto (the "Existing Equipment Term Loans"). The Existing Equipment Term Loans, to the extent currently outstanding, shall for all purposes of this Agreement, be "Equipment Advances" hereunder and be governed by all the terms and conditions of this Agreement, except that the principal and interest of the Existing Equipment Term Loans shall continue to be payable in accordance with the amortization schedule set forth on Schedule 2.1.1, and except that the Existing Term Loans shall not reduce availability under the Committed Equipment Line.

2.1.2 REVOLVING ADVANCES.

(a) Bank will make revolving advances ("Revolving Advances") not exceeding the Committed Revolving Line. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement. Amounts borrowed hereunder may be prepaid at any time without penalty or premium.

(b) To obtain a Revolving Advance, Borrower must notify Bank by facsimile or telephone by 12:00 p.m. Pacific time on the Business Day the Revolving Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form. Bank will credit Revolving Advances to Borrower's deposit account. Bank may make Revolving Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Revolving Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance.

(c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Revolving Advances are immediately payable.

2.2   INTEREST RATE, PAYMENTS.

2.2.1 AS TO EQUIPMENT ADVANCES.

      (a) Principal and Interest Payments On Payment Dates. Borrower will repay the Equipment Advances on the terms provided in the applicable Loan Supplement. Borrower will make payments monthly in advance of principal and accrued interest for each Equipment Advance (collectively, "Scheduled Payments"), on the first day of the month following the Funding Date (or commencing on the Funding Date if the Funding Date is the first day of the month) with respect to such Equipment Advance and continuing thereafter during the Repayment Period on the first day of each calendar

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month (each a "Payment Date"), in an amount equal to the Loan Factor multiplied by the Loan Amount for such Equipment Advance as of such Payment Date. All unpaid principal and accrued interest is due and payable in full on the last Payment Date with respect to such Equipment Advance. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. An Equipment Advance may only be prepaid in accordance with Section 2.2.1(f).

      (b) Interest Rate. Borrower will pay interest on the Payment Dates (as described above) at the per annum rate of interest equal to the Basic Rate determined by Bank as of the Funding Date for each Equipment Advance in accordance with the definition of the Basic Rate. Any amounts outstanding during the continuance of an Event of Default shall bear interest at a per annum rate equal to the Basic Rate plus four and one-half percent (4.5%). If any change in the law increases Bank's expenses or decreases its return from the Equipment Advances, Borrower will pay Bank upon request the amount of such increase or decrease.

      (c) Interim Payment. In addition to the Scheduled Payments, on the Funding Date for each Equipment Advance (unless the Funding Date is the first Business Day of the month) Borrower shall pay to Bank an amount (the "Interim Payment") equal to (i) the initial Equipment Advance multiplied by (ii) the sum of the Prime Rate plus 2 percentage points, divided by (iii) 360 days and then multiplied by (iv) the number of days from the actual Funding Date of the Equipment Advance until the first day of the month following such Equipment Advance.

      (d) Final Payment. On the Maturity Date with respect to each Equipment Advance, Borrower will pay the unpaid principal and accrued interest and all other amounts due on such date with respect to such Equipment Advance.

      (e) Mandatory Prepayment Upon an Acceleration. If the Equipment Advances are accelerated following the occurrence of an Event of Default or otherwise, then Borrower will immediately pay to Bank (without duplication) (i) all due and unpaid Scheduled Payments (including principal and interest) with respect to each Equipment Advance, (ii) all remaining unpaid principal, (iii) all accrued unpaid interest, including the default rate of interest, to the date of the prepayment, and (iv) all other sums, if any, that shall have become due and payable with respect to any Equipment Advance.

      (f) Permitted Prepayment of Loans. Borrower shall have the option to prepay all, but not less than all, of (x) the Existing Equipment Term Loans or
(y) the other Equipment Advances advanced by Bank under this Agreement, provided Borrower (i) provides written notice to Bank of its election to prepay the Existing Equipment Term Loans or the Equipment Advances at least three (3) Business Days prior to such prepayment, and (ii) pays, on the date of the prepayment (A) all unpaid principal with respect to such Equipment Advance; (B) all unpaid accrued interest to the date of the prepayment; and (C) all other sums, if any, that shall have become due and payable hereunder with respect to this Agreement. Prepayments on the Equipment Advances may be made at any time without penalty or premium.

2.2.2 AS TO REVOLVING ADVANCES.

      (a) Interest Rate. Revolving Advances accrue interest on the outstanding principal balance at a per annum rate equal to the greater of (X) one-half of one

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percentage point (.50%) above the Prime Rate; and (Y) four and three-quarters percent (4.75%) After an Event of Default, Obligations accrue interest at 4.5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

      (b) Payments. Interest due on the Committed Revolving Line is payable on the 1st of each month. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional interest shall accrue.

2.2.3 REQUEST TO DEBIT ACCOUNTS.

      Bank may debit any of Borrower's deposit accounts, whether now or hereafter existing, for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower's accounts. These debits are not a set-off.

2.3   FEES.

      Borrower will pay:

(a) Loan Fees. A fully earned, non-refundable Facility Fee of $22,500 (including documentation and other fees) due on the Closing Date, and an Advance Fee of $2,500 per Revolving Advance (not to exceed $2,500 in any calendar quarter) due and payable on the Funding Date of each Revolving Advance.

(b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, are payable when due.

3     CONDITIONS OF LOANS

3.1   CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

      Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2   CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

      Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

(a)   timely receipt of any Payment/Advance Form; and

(b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

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

4     CREATION OF SECURITY INTEREST

4.1   GRANT OF SECURITY INTEREST.

      Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral. If the Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

4.2   AUTHORIZATION TO FILE.

      Borrower authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to perfect or protect Bank's interest in the Collateral.

5     REPRESENTATIONS AND WARRANTIES

      Borrower represents and warrants as follows:

5.1   DUE ORGANIZATION AND AUTHORIZATION.

      Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

      The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

5.2   COLLATERAL.

      Borrower has good title to the Collateral, free of Liens except Permitted Liens. Borrower has no other deposit account, other than the deposit accounts described in the Schedule. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. The Collateral is not in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee, then Borrower will receive the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. All Inventory is in all material respects of good and marketable quality, free from material defects.

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

5.3   LITIGATION.

      Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

5.4   NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

      All consolidated financial statements for Borrower delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5   SOLVENCY.

      The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6   REGULATORY COMPLIANCE.

      Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.7   SUBSIDIARIES.

      Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8   FULL DISCLOSURE.

      No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

6     AFFIRMATIVE COVENANTS

      Borrower will do all of the following for so long as Bank has an obligation to lend, or there are outstanding Obligations:

6.1   GOVERNMENT COMPLIANCE.

      Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2   FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

(a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than 120 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; provided that the audited financial statements for the fiscal year ending December 31, 2003 shall be delivered to Bank not later than January 31, 2005; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; and (iv) budgets, sales projections, operating plans or other financial information Bank reasonably requests.

(b) Within 45 days after the last day of Borrower's fiscal year, Borrower will deliver to Bank the annual financial projection.

(c) Borrower will deliver to Bank a Compliance Certificate in the form of Exhibit D hereto together with the financial statements delivered pursuant to
Section 6.2(a)(i) above.

(d) Allow Bank to audit Borrower's Collateral at Borrower's expense. Such audits will be conducted not more than once per calendar year so long as no Event of Default has occurred and is continuing.

6.3   INVENTORY; RETURNS.

      Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims, that involve more than $100,000.

6.4   TAXES.

      Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5   INSURANCE.

      Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank may reasonably request. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank in Bank's reasonable discretion. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations.

6.6   PRIMARY ACCOUNTS.

      Borrower will maintain its primary depository and operating accounts with Bank, and shall maintain at least 85% of its available investable funds with Bank or an Affiliate of Bank at all times.

6.7   FINANCIAL COVENANTS.

      (a) MINIMUM EBITDA. Borrower shall maintain as of the last day of each fiscal quarter EBITDA of not less than $1,100,000 for the quarter ended June 30, 2004, $1,600,000 for the quarter ending September 30, 2004, and $2,190,000 for the quarter ending December 31, 2004. The minimum EBITDA for fiscal years 2005 and thereafter will be mutually agreed to by Bank and Borrower on or before January 31 of each year.

      (b) MINIMUM LIQUIDITY. Borrower shall maintain as of the last day of each month a ratio of (i) unrestricted cash and cash equivalents plus 60% of Accounts to (ii) total outstanding Obligations of not less than 1.75 to 1.00.

6.8   FURTHER ASSURANCES.

      Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7     NEGATIVE COVENANTS

      Borrower will not do any of the following without Bank's prior written consent, which will not be unreasonably withheld:

7.1   DISPOSITIONS.

      Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

7.2   CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS.

      Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto or have a material change in its senior management or change in its ownership of greater than 25% (other than by the sale of Borrower's equity securities in a public offering or to venture capital investors approved by
Bank). Borrower will not, without at least 30 days prior written notice, relocate its chief executive office or add any new offices or business locations.

7.3   MERGERS OR ACQUISITIONS.

      Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where (i) no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement and (ii) such transaction would not result in a decrease of more than 25% of Tangible Net Worth. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4   INDEBTEDNESS.

      Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5   ENCUMBRANCE.

      Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.

7.6   DISTRIBUTIONS; INVESTMENTS.

      Except as permitted by Section 7.3 above (i) directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so, or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, other than for repurchases of stock in connection with the termination or other departure of Borrower's employees, provided that the amount paid therefore shall not exceed $150,000 in any fiscal year and no such payment may be made while a Default or Event of Default has occurred and is continuing.

7.7   TRANSACTIONS WITH AFFILIATES.

      Directly or indirectly enter into or permit any material transaction with any Affiliate except transactions that are in the ordinary course of Borrower's business and on terms no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

7.8   SUBORDINATED DEBT.

      Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9   COMPLIANCE.

      Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8     EVENTS OF DEFAULT

      Any one of the following is an Event of Default:

8.1   PAYMENT DEFAULT.

      If Borrower fails to pay any of the Obligations within 3 days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2   COVENANT DEFAULT.

      If Borrower violates any financial covenant contained in Section 6.7 or any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3   MATERIAL ADVERSE CHANGE.

      If there (i) occurs a material impairment in the perfection or priority of the Bank's security interest in the Collateral or in the value of such Collateral taken as a whole which is not covered by adequate insurance or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations.

8.4   ATTACHMENT.

      If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5   INSOLVENCY.

      If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 60 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6   OTHER AGREEMENTS.

      If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

8.7   JUDGMENTS.

      If a money judgment(s) in the aggregate of at least $100,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8   MISREPRESENTATIONS.

      If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9     BANK'S RIGHTS AND REMEDIES

9.1   RIGHTS AND REMEDIES.

      When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

(a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

(b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

(c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

(d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

(e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

(g)   Dispose of the Collateral according to the Code.

9.2   POWER OF ATTORNEY.

      Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3   ACCOUNTS COLLECTION.

      When an Event of Default occurs and continues, (i) Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account, and (ii) Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4   BANK EXPENSES.

      If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5   BANK'S LIABILITY FOR COLLATERAL.

      If Bank complies with reasonable banking practices and Section 9-207 of the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6   REMEDIES CUMULATIVE.

      Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7   DEMAND WAIVER.

      Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10    NOTICES

      All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11    CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

      California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12    GENERAL PROVISIONS

12.1  SUCCESSORS AND ASSIGNS.

      This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2  INDEMNIFICATION.

      Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3  TIME OF ESSENCE.

      Time is of the essence for the performance of all obligations in this Agreement.

12.4  SEVERABILITY OF PROVISION.

      Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5  AMENDMENTS IN WRITING, INTEGRATION.

      All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6  COUNTERPARTS.

      This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7  SURVIVAL.

      All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8  CONFIDENTIALITY.

      In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9  ATTORNEYS' FEES, COSTS AND EXPENSES.

      In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13    DEFINITIONS

13.1  DEFINITIONS.

      In this Agreement:

      "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

         "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

      "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

      "BASIC RATE" is, as of the Funding Date, the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) the U.S. Treasury note yield to maturity for a term equal to the Treasury Note Maturity as quoted in The Wall Street Journal on the day the Loan Supplement is prepared, plus (b) the Loan Margin.

      "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

      "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

      "CLOSING DATE" is the date of this Agreement.

      "CODE" is the California Uniform Commercial Code.

      "COLLATERAL" is the property described on Exhibit A.

      "COMMITMENT TERMINATION DATE" is the date 12 months from the date hereof.

      "COMMITTED EQUIPMENT LINE" is a Credit Extension of up to $5,000,000.

      "COMMITTED REVOLVING LINE" is an Advance of up to $10,000,000.

      "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

      "CREDIT EXTENSION" is each Revolving Advance, Equipment Advance or any other extension of credit by Bank for Borrower's benefit.

      "EBITDA" is Borrower's consolidated earnings before interest expense, income taxes, depreciation, amortization of intangible assets and other non-cash charges made to Borrower's income.

      "ELIGIBLE EQUIPMENT" is general purpose computer equipment, office equipment, engineering, test and laboratory equipment, furnishings, and, subject to the limitations set forth below, Other Equipment that complies with all of Borrower's representations and warranties to Bank and which is acceptable to Bank in all respects. Equipment financed with the proceeds of Equipment Advances may be new or used.

      "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

      "EQUIPMENT ADVANCE" is defined in Section 2.1.1.

      "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

      "FINANCED EQUIPMENT" is defined in the Loan Supplement.

      "FUNDING DATE" is any date on which an Equipment Advance or Revolving Advance is made to or on account of Borrower.

      "GAAP" is generally accepted accounting principles.

      "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

      "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

      "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

      "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

      "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

      "LOAN AMOUNT" is, with respect to any Equipment Advance, the amount of such Equipment Advance.

      "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or any guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

      "LOAN FACTOR" is the percentage which results from amortizing the Equipment Advance over the Repayment Period, using the Basic Rate as the interest rate.

      "LOAN MARGIN" is 450 basis points.

      "LOAN SUPPLEMENT" is attached as Exhibit B.

      "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

      "MATURITY DATE" is, with respect to each Equipment Advance, the last day of the Repayment Period for such Equipment Advance, or if earlier, the date of acceleration of such Equipment Advance by Bank following an Event of Default.

      "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

      "ORIGINAL STATED COST" is (i), the original cost to the Borrower of the item of new Eligible Equipment (including, to the extent permitted hereunder, any and all freight, installation, and tax) or (ii) the fair market value assigned to such item of used Eligible Equipment by mutual agreement of Borrower and Bank at the time of making of the Equipment Advance.

      "OTHER EQUIPMENT" is leasehold improvements, sales tax, freight and installation expenses, intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property. Unless otherwise agreed to by Bank not more than 35% of the Equipment financed with the proceeds of Equipment Advances shall consist of Other Equipment.

     "PAYMENT/ADVANCE FORM" is a Loan Payment/Advance Request Form in the form of Exhibit C attached to this Agreement.

      "PERMITTED INDEBTEDNESS" is:

      (a) Borrower's indebtedness to Bank under this Agreement or the Loan Documents;

      (b)   Indebtedness existing on the Closing Date and shown on the Schedule;

      (c)   Subordinated Debt;

      (d) Indebtedness to trade creditors and with respect to surety bonds and similar obligations incurred in the ordinary course of business;

      (e)   Indebtedness secured by Permitted Liens;

      (f) other Indebtedness of Borrower not exceeding $100,000 in the aggregate outstanding at any time;

      (g) Indebtedness with respect to capital lease obligations not to exceed $1,000,000 in the aggregate outstanding at any time; and

      (h) extensions, renewals, refundings, refinancings, modifications, amendments and restatements of any of the Indebtedness in (a) through (g) above, provided that the principal amount thereof is not increased and the terms thereof are not modified to impose more burdensome terms upon Borrower.

      "PERMITTED INVESTMENTS" are:

      (a)   Investments shown on the Schedule and existing on the Closing Date;

      (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue;

      (c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower's business;

      (d) Investments consisting of (i) travel advances and employee relocation loans and other employee loans in the ordinary course of business not to exceed $100,000 in the aggregate at any time, and
            (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower's board of directors in an aggregate amount not at anytime to exceed $100,000;

      (e) Investments consisting of notes receivable or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business in an aggregate amount not to exceed $100,000;

      (f) Investments in Subsidiaries not to exceed $1,500,000 in the aggregate in any fiscal year of Borrower; and

      (g)   other Investments aggregating not in excess of $500,000 at any time.

      "PERMITTED LIENS" are:

      (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

      (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on Borrower's Books, if they have no priority over any of Bank's security interests;

      (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

      (d) Licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Bank a security interest;

      (e) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest

      (f) Liens to secure payment of worker's compensation, employment insurance, old age pensions or other social security obligations of Borrower in the ordinary course of business of Borrower; and

      (g) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

      "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

      "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

      "REPAYMENT PERIOD" as to the Equipment Advances, is 36 months.

      "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

      "REVOLVING ADVANCE" is defined in Section 2.1.2.

      "REVOLVING MATURITY DATE" is the date 24 months from the date hereof.

      "SCHEDULE" is any attached schedule of exceptions.

      "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's indebtedness owed to Bank and which is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.

      "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

      "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities.

      "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

      "TREASURY NOTE MATURITY" is 36 months.

This Amended and Restated Loan and Security Agreement is executed as of the date first written above.

BORROWER:

STENTOR, INC.

By: [Signature by Authorized Agent]

Title: ______________________________

BANK:

SILICON VALLEY BANK

By: [Signature by Authorized Agent]

Title: ______________________________

                                                                   EXHIBIT 10.12

                                    EXHIBIT A

      The Collateral consists of all of Borrower's right, title and interest in and to the following:

      All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

      All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

      All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

      All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

      All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

      All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

      All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

      Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyrights, copyright applications, copyright registration and like protection in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, trademarks, servicemarks and applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized by such trademarks, any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damage by way of any past, present and future infringement of any of the foregoing (collectively, the "Intellectual Property"), except that the Collateral shall include the proceeds of all the Intellectual Property that are accounts, (i.e. accounts receivable) of Borrower, or general intangibles consisting of rights to payment, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in such accounts and general intangibles of Borrower that are proceeds of the Intellectual Property, then the Collateral shall automatically, and effective as of the Closing Date, include the Intellectual Property to the extent necessary to permit perfection of Bank's security interest in such accounts and general intangibles of Borrower that are proceeds of the Intellectual Property.

      Borrower and Bank are parties to that certain Negative Pledge Agreement, whereby Borrower, in connection with Bank's loan or loans to Borrower, has agreed, among other things, not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's Intellectual Property, without Bank's consent.

                                                                   EXHIBIT 10.12

                                    EXHIBIT B

                        FORM OF LOAN AGREEMENT SUPPLEMENT

                        LOAN AGREEMENT SUPPLEMENT No. [ ]

LOAN AGREEMENT SUPPLEMENT No. [ ], dated______ , 200_ ("Supplement"), to the Amended and Restated Loan and Security Agreement dated as of December __, 2004 (the "Loan Agreement) by and between the undersigned ("Borrower"), and Silicon Valley Bank ("Bank"). Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.

To secure the prompt payment by Borrower of all amounts from time to time outstanding under the Loan Agreement, and the performance by Borrower of all the terms contained in the Loan Agreement, Borrower grants Bank, a first priority security interest in each item of equipment and other property described in Annex A hereto, which equipment and other property shall be deemed to be additional Financed Equipment and Collateral. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

Annex A (Equipment Schedule) and Annex B (Loan Terms Schedule) are attached hereto.

The proceeds of the Loan should be transferred to Borrower's account with Bank set forth below:

                  Bank Name:   Silicon Valley Bank
                  Account No.: ____________________

Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Bank to endorse in its respective books and records, the Basic Rate applicable to the Funding Date of the Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Loan Terms Schedule; (b) the representations and warranties made by Borrower in the Loan Agreement are true and correct on the date hereof and will be true and correct on such Funding Date. No Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrower and Bank in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

This Supplement is delivered as of this day and year first above written.

SILICON VALLEY BANK                     STENTOR, INC.

By:___________________________________  By:___________________________________
   Name:______________________________     Name:______________________________
   Title:_____________________________     Title:_____________________________

Annex A - Description of Financed Equipment
Annex B - Loan Terms Schedule

                              Annex A to Exhibit B

The Equipment being financed with the Equipment Advance which this Loan Agreement Supplement is being executed is listed below (the "Financed Equipment"). Upon the funding of such Equipment Advance, the Financed Equipment listed on this schedule automatically shall be deemed to be a part of the Collateral.

Description of Equipment:       Make      Model      Serial #      Invoice #

                              Annex B to Exhibit B

                          LOAN TERMS SCHEDULE #________

Loan Funding Date: ____________, 200_

Original Loan Amount: $____________

Basic Rate:___________%

Loan Factor:___________%

Scheduled Payment Dates and Amounts*:

    One (1) payment of $______ due _____________
    ______ payment of $______ due monthly in advance from _____ through _______. One (1) payment of $_______ due ______________

Maturity Date:___________

Payment No.                 Payment Date
  1
  2
  3
  4
.. . .
 35
[36]
.. . .

*/ The amount of each Scheduled Payment will change as the Loan Amount changes.

December 13, 2004 // N

                                                                   EXHIBIT 10.12

                                    EXHIBIT C

LOAN PAYMENT/ADVANCE REQUEST FORM
DEADLINE FOR SAME DAY PROCESSING IS 12:00 P.S.T.
FAX TO:                                                      DATE:______________

[ ] LOAN PAYMENT:

                            STENTOR, INC. (Borrower)

    From Account #____________________    To Account #____________________
                   (Deposit Account #)                  (Loan Account #)

    Principal $____________________and/or Interest $______________________

    All Borrower's representation and warranties in the Amended and Restated Loan and Security Agreement are true, correct and complete in all material respects up to and including the date of the transfer request for a loan payment, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date:

    AUTHORIZED SIGNATURE:_________________________Phone Number:_________________

[ ] LOAN ADVANCE:

    COMPLETE OUTGOING WIRE REQUEST SECTION BELOW IF ALL OR A PORTION OF THE FUNDS FROM THIS LOAN ADVANCE ARE FOR AN OUTGOING WIRE.

    From Account #____________________    To Account #____________________
                    (Loan Account #)                   (Deposit Account #)

    Amount of Advance $_______________

    All Borrower's representation and warranties in the Amended and Restated Loan and Security Agreement are true, correct and complete in all material respects up to and including the date of the transfer request for an advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date:

    AUTHORIZED SIGNATURE: ________________________Phone Number:_________________

    OUTGOING WIRE REQUEST

    COMPLETE ONLY IF ALL OR A PORTION OF FUNDS FROM THE LOAN ADVANCE ABOVE ARE TO BE WIRED.

    Deadline for same day processing is 12:00pm, P.S.T.

    Beneficiary Name:_________________    Amount of Wire: $_____________________

    Beneficiary Bank:_________________    Account Number:_______________________

    City and State:_______________________

    Beneficiary Bank Transit (ABA) #: __ __ __ __ Beneficiary Bank Code (Swift,
                                                  Sort, Chip, etc.):____________
                          (FOR INTERNATIONAL WIRE ONLY)

    Intermediary Bank:________________    Transit (ABA) #:______________________

    For Further Credit to:______________________________________________________

    Special Instruction:________________________________________________________

    By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me
    (us).

    Authorized Signature:____________   2nd Signature (If Required):____________

    Print Name/Title:________________   Print Name/Title:_______________________

    Telephone #______________________   Telephone #_____________________________

December 13, 2004 // N

                                                                   EXHIBIT 10.12

                                   EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:     SILICON VALLEY BANK
        3003 Tasman Drive
        Santa Clara, CA 95054

FROM:   STENTOR, INC.

      The undersigned Responsible Officer of Stentor, Inc. ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Responsible Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                     REQUIRED                     COMPLIES
------------------                     --------                     --------
Monthly financial statements + CC      Monthly within 30 days       Yes   No
Annual (Audited)                       FYE within 120 days          Yes   No
Annual projected financial statements  Annually within 45 days      Yes   No

FINANCIAL COVENANT                     REQUIRED            ACTUAL      COMPLIES
------------------                     --------            ------      --------
Maintain on a Monthly Basis:
 Minimum Liquidity                     1.75:1.00           ____:1.00   Yes   No

Maintain on a Quarterly Basis:
 Minimum EBITDA                        $1,100,000 (Q2/04)  $_______    Yes   No
                                       $1,600,000 (Q3/04)
                                       $2,190,000 (Q4/04)

Have there been updates to Borrower's intellectual property?            Yes / No

Borrower only has deposit accounts located at the following institutions:______.

COMMENTS REGARDING EXCEPTIONS:  See Attached.

                                                     BANK USE ONLY

                                        Received by:____________________________
                                                         AUTHORIZED SIGNER

                                        Date:___________________________________

                                        Verified:_______________________________
                                                        AUTHORIZED SIGNER

                                        Date:___________________________________

                                        Compliance Status:             Yes    No

Sincerely,

STENTOR, INC.

________________________________________
SIGNATURE

________________________________________
TITLE

________________________________________
DATE

December 13, 2004 // N

                         CORPORATE BORROWING RESOLUTION

BORROWER: STENTOR, INC.                       BANK: SILICON VALLEY BANK
          5000 MARINA BLVD., SUITE 100              3003 TASMAN DRIVE
          BRISBANE, CA 94005                        SANTA CLARA, CA 95054-1191

I, THE SECRETARY OR ASSISTANT SECRETARY OF STENTOR, INC. ("BORROWER"), CERTIFY that Borrower is a corporation existing under the laws of the State of Delaware.

I certify that at a meeting of Borrower's Directors (or by other authorized corporate action) duly held the following resolutions were adopted.

It is resolved that ANY ONE of the following officers of Borrower, whose name, title and signature is below:

      NAMES                 POSITIONS       ACTUAL SIGNATURES
      -----                 ---------       -----------------
___________________   ___________________   ___________________
___________________   ___________________   ___________________
___________________   ___________________   ___________________
___________________   ___________________   ___________________

may act for Borrower and:

      BORROW MONEY. Borrow money from Silicon Valley Bank ("Bank").

      EXECUTE LOAN DOCUMENTS. Execute any loan documents Bank requires.

      GRANT SECURITY. Grant Bank a security interest in any of Borrower's assets.

      NEGOTIATE ITEMS. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

      LETTERS OF CREDIT. Apply for letters of credit from Bank.

      FOREIGN EXCHANGE CONTRACTS. Execute spot or forward foreign exchange contracts.

      ISSUE WARRANTS. Issue warrants for Borrower's stock.

      FURTHER ACTS. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they think necessary to effectuate these Resolutions.

Further resolved that all acts authorized by these Resolutions and performed before they were adopted are ratified. These Resolutions remain in effect and Bank may rely on them until Bank receives written notice of their revocation.

I certify that the persons listed above are Borrower's officers with the titles and signatures shown following their names and that these resolutions have not been modified are currently effective.

CERTIFIED TO AND ATTESTED BY:

X ______________________________________________
   *Secretary or Assistant Secretary

X ______________________________________________

*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution should also be signed by a second Officer or Director of Borrower.

December 13, 2004 // <<MY Initials>>

                                        2